UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2025

Longevity Health Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40228	86-1645738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2403 Sidney Street, Suite 300
Pittsburgh, Pennsylvania		15203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 412 894-8248

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XAGE	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	XAGEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On April 11, 2025, Longevity Health Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Longevity Health Biomarkers, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), 20/20 Biolabs, Inc., a Delaware corporation (“Biolabs”), and Jonathan Cohen, as the Stockholder Representative (the “Stockholder Representative”), pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Biolabs (the “Merger”), with Biolabs continuing as a wholly owned subsidiary of the Company and the surviving company of the Merger.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each then-outstanding share of Biolabs common stock, par value $0.01 per share (the “Biolabs Common Stock”), and each then-outstanding share of Biolabs preferred stock, par value $0.01 per share (the “Biolabs Preferred Stock,” and together with Biolabs Common Stock, the “Biolabs Capital Stock”), will be converted into, and become exchangeable for, the right to receive (a) a number of shares of the Company’s common stock, par value $0.0001 per share (the “Company Common Stock”), based on a ratio calculated in accordance with the Merger Agreement (the “Exchange Ratio”) and (b) the contingent right value right to be issued by the Company, representing the contractual right to receive a pro rata portion of up to 12,082,313 additional shares of Company Common Stock upon the achievement of the earnout milestones to be agreed upon by the parties on or before May 26, 2025, in accordance with the Merger Agreement and the Contingent Value Rights Agreement to be entered into at the closing of the transactions completed by the Merger Agreement (the “Closing”), by and among Parent, an exchange agent to be mutually agreed upon by the Company and Biolabs, and the Stockholder Representative.

Concurrent Financing

Pursuant to the Merger Agreement, prior to or concurrently with the Closing, the Company will consummate a financing through the sale of Company securities (the “Concurrent Financing”) to raise minimum gross proceeds of $4,000,000 (including only up to $2,000,000 of debt) on such terms as mutually agreed to by the Company and Biolabs. The proceeds from the Concurrent Financing shall be used, among other things, for working capital and general corporate purposes.

Conditions to the Merger

The Closing is subject to the satisfaction or, to the extent permitted by law, the waiver of certain conditions including, among other things, (i) the Registration Statement (as defined below) having become effective in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and not being subject to any stop order or proceeding seeking a stop order or having been withdrawn, (ii) no law or order preventing the Merger and the other transactions contemplated by the Merger Agreement, (iii) the required approvals by each respective party’s stockholders, (iv) the executed Lock-Up Agreements (as defined in the Merger Agreement) having been delivered to the Company and Biolabs, respectively, (v) the shares of Company Common Stock to be issued in the Merger being approved for listing (subject to official notice of issuance) on the Nasdaq Stock Market (“Nasdaq”), (vi) the completion of the Concurrent Financing, (vii) each party’s satisfaction of the Due Diligence Contingency (as defined in the Merger Agreement) and (viii) the parties’ mutual agreement on the post-Closing management and board composition and compensation.

Certain Other Terms of the Merger Agreement

The Merger Agreement contains customary representations, warranties and covenants made by the Company and Biolabs, including covenants relating to obtaining the requisite approvals of the stockholders of the Company and Biolabs, indemnification of directors and officers, and the Company’s and Biolabs’ conduct of their respective businesses between the date of signing the Merger Agreement and the date of the Closing.

In connection with the Merger, the Company will prepare and file a combined registration statement on Form S-4 registering the Company Common Stock to be issued to the Biolabs stockholders in the Merger (the “Registration Statement”), and a proxy statement with respect to the meeting of the Company’s stockholders (the “Proxy Statement”) at which, among other things, the Company has agreed to seek the approval of its stockholders with respect to certain actions, including the issuance of Company Common Stock to the Biolabs stockholders in connection with the Merger and the other transactions contemplated under the Merger Agreement, pursuant to Nasdaq rules.

The Merger Agreement contains certain termination rights, including, among others, (i) the mutual written consent of the parties, (ii) the right of either party to terminate the Merger Agreement if the Merger shall not have been consummated by September 30, 2025 (the “End Date”), (iii) the right of either party to terminate the Merger Agreement if a court of competent jurisdiction or other governmental body issues a final and non-appealable order, decree or ruling, or has taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger and the other transactions contemplated by the Merger Agreement, (iv) the right of the Company to terminate the Merger Agreement if Biolabs stockholder approval is not obtained within two business days of the

Registration Statement becoming effective, (v) the right of either party to terminate the Merger Agreement if the Company’s stockholders fail to approve the issuance of Company Common Stock to Biolabs stockholders, (vi) the right of the Company to terminate the Merger Agreement, at any time prior to obtaining Company stockholder approval, upon the occurrence of a Company Triggering Event (as defined in the Merger Agreement) (vii) the right of Biolabs to terminate the Merger Agreement, at any time prior to obtaining Biolabs stockholder approval, upon the occurrence of a Parent Triggering Event (as defined in the Merger Agreement), (viii) the right of either party to terminate the Merger Agreement due to a breach by the other party of any of its representations, warranties or covenants which would result in the closing conditions not being satisfied, subject to certain conditions, (ix) the right of Biolabs to terminate the Merger Agreement if the Company fails to satisfy any of the Company Special Conditions (as defined in the Merger Agreement) on or before May 26, 2025, and (x) the right of either party to terminate the Merger Agreement if on or before May 26, 2025, such party determines that the Due Diligence Contingency will not be satisfied. The Merger Agreement further provides that, upon termination of the Merger Agreement under certain circumstances, the Company may be obligated to pay Biolabs a termination fee of $2 million, including (i) upon termination by Biolabs if either (a) the Merger has not been consummated by the End Date or (b) the Company’s stockholders fail to approve the issuance of Company Common Stock to Biolabs stockholders (but, in each such case, only if Biolabs would have had the right to terminate for a Parent Triggering Event), (ii) upon termination by Biolabs for a Parent Triggering Event, and (iii) upon termination by the Company if it determines that the Due Diligence Contingency will not be satisfied on or before May 26, 2025 in the absence of a Company Material Adverse Event (as defined in the Merger Agreement).

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

"At the Market" Sales Agreement

On April 14, 2025, the Company entered into a Sales Agreement (the “Sales Agreement”) with Brookline Capital Markets, a division of Arcadia Securities, LLC, as sales agent (the “Agent”), pursuant to which the Company may offer and sell shares of Company Common Stock, having an aggregate offering price of up to $2,000,000, from time to time, pursuant to an “at the market” offering program (the “Offering”) under which the Agent will act as sales agent. The issuance and sale of shares in the Offering, if any, by the Company under the Sales Agreement will be pursuant to a prospectus supplement, dated April 14, 2025, and an accompanying base prospectus, dated February 12, 2025, contained therein, which together form a part of the Company’s “shelf” registration statement on Form S-3 (File No. 333-284670) filed with the Securities and Exchange Commission (the “SEC”) on February 3, 2025 (the “Registration Statement”) and declared effective by the SEC on February 12, 2025.

No sales may occur pursuant to the Offering until all closing deliverables have been received by the Agent as set forth in the Sales Agreement. The Company has agreed to pay the Agent a commission for its services in acting as agent in the Offering in the amount of 3.0% of gross proceeds from the sale of the shares pursuant to the Sales Agreement and will reimburse the Agent for the documented fees and costs of its legal counsel reasonably incurred in connection with entering into the transactions contemplated by the Sales Agreement in an amount not to exceed $50,000 in connection with execution of the Sales Agreement and in an amount not to exceed $7,500 per quarter thereafter. The Company has also agreed to provide the Agent with customary indemnification and contribution rights.

Subject to the terms and conditions of the Sales Agreement, the Agent will use its commercially reasonable efforts to sell the shares from time to time, based upon the Company’s instructions, by methods deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act. The Company or the Agent may suspend or terminate the Offering upon notice to the other party and subject to other conditions. The Company is not obligated to make any sales of Company Common Stock under the Sales Agreement. The Offering will terminate upon the termination of the Sales Agreement in accordance with its terms.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The opinion of K&L Gates LLP, the Company’s legal counsel, regarding the validity of the shares of Company Common Stock to be offered and sold under the Sales Agreement is filed as Exhibit 5.1 hereto. This opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 5.01 Changes in Control of Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 5.01.

Item 8.01 Other Events.

On April 14, 2025, the Company issued a press release announcing the signing of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains forward-looking statements that are based on beliefs, assumptions and information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. However, not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this Current Report, the Company cautions you that these statements are based on a combination of facts and factors currently known by it and its projections of the future, about which the Company cannot be certain. Forward-looking statements in this Current Report include, but are not limited to, statements regarding (i) the Merger and anticipated benefits of the Merger, (ii) the anticipated impact of the Merger on the combined company’s business and future financial and operating results, (iii) aspects of the Company’s and Biolabs’ operations, (iv) our goals, plans and projections with respect to our operations, financial position and business strategy. We cannot assure you that the forward-looking statements in this Current Report on Form 8-K will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, (1) risks rmaelating to the proposed Merger, including (a) the inability to obtain regulatory approvals required to consummate the Merger on the terms expected, at all or in a timely manner, (b) the failure of conditions to the Closing and the ability of the parties to consummate the Merger on a timely basis or at all, (c) the failure of the Merger to deliver the estimated value and benefits expected by the Company, (d) the incurrence of unexpected future costs, liabilities or obligations as a result of the Merger, (e) the effect of the announcement of the Merger on the ability of the Company or Biolabs to retain and hire necessary personnel and maintain relationships with material commercial counterparties, consumers and others with whom the Company and Biolabs do business, (f) the ability of the Company to successfully integrate Biolabs’ operations over time, (h) the ability of the Company to successfully implement its plans, forecasts and other expectations with respect to Biolabs’ business after the Closing (i) the risk that as a result of adjustments to the Exchange Ratio, each company’s stockholders could own more or less of the combined company than is currently anticipated, (j) risks related to the market price of the Company Common Stock relative to the value suggested by the Exchange Ratio, (k) the risk that the Concurrent Financing is not consummated prior to the Closing, (l) risks related to the Company’s ability to maintain its listing on the Nasdaq Capital Market and to manage its operating expenses and its expenses associated with the proposed Merger pending the Closing, and (m) other risks and uncertainties inherent in a transaction of this size and nature, (2) the general strength of the economy and other economic conditions; (3) risks related to the diversion of management’s attention from the Company’s ongoing business; (4) the ability to recognize anticipated benefits from our commercial products, R&D pipeline, and distribution agreements, (5) changes in applicable laws or regulations, and (6) other risks and uncertainties described under the header “Risk Factors” in the Company’s Annual Report on Form 10-K filed by us with the SEC on March 31, 2025, and in our other reports filed with the SEC. Most of these factors are outside of our control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company or any other person that we will achieve our objectives and plans in any specified time frame or at all. Except as required by law, we undertake no obligation to publicly update any forward-looking statement contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

This communication relates to the proposed Merger involving the Company and Biolabs and may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, the Company will file relevant materials with the SEC, including the Form S-4, the Proxy Statement and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statement or for any other document that the Company may file with the SEC and or send to the Company’s stockholders in connection with the proposed Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

The Company, Biolabs, and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 31, 2025, subsequent Quarterly Reports on Form 10-Q and other documents that may be filed from time to time with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
1.1	Sales Agreement, dated as of April 14, 2025, by and between Longevity Health Holdings, Inc. and Brookline Capital Markets, a division of Arcadia Securities, LLC
2.1*	Agreement and Plan of Merger, dated as of April 11, 2025, by and among Longevity Health Holdings, Inc., Longevity Health Biomarkers, Inc., 20/20 Biolabs, Inc. and Jonathan Cohen.
5.1	Opinion of K&L Gates LLP
23.1	Consent of K&L Gates LLP (included in Exhibit 5.1)
99.1	Press Release, dated April 14, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Longevity Health Holdings, Inc.

Date:	April 14, 2025	By:	/s/ Bryan J. Cassaday
Bryan J. Cassaday Chief Financial Officer